Exhibit 10.21


INTERNAL REVENUE SERVICE                    DEPARTMENT OF THE TREASURY
DISTRICT DIRECTOR
G.P.O. BOX 1680
BROOKLYN, NY 11202
                                            Employer Identification Number:
Date:  MAR 2 1995                               04-2297459
                                            File Folder Number:
                                                023000079
TYCO INTERNATIONAL LTD                      Person to Contact:
ONE TYCO PARK                                   CYNTHIA GAMBLE
EXETER, NH 03833                            Contact Telephone Number:
                                                (516) 683-5393
                                            Plan Name:  TYCO CRA
                                             RETIREMENT SAVINGS AND IVESTMENT
                                             PLAN FOR HOURLY EMPLOYEES
                                            Plan Number: 031

Dear Applicant:

     We have made a favorable determination on your plan, identified above, based on the information supplied. Please keep this letter in your permanent records.

     Continued qualification of the plan under its present form will depend on its effect in operation. (See section 1.401-1(b)(3) of the Income Tax Regulations.) We will review the status of the plan in operation periodically.

     The enclosed document explains the significance of this favorable determination letter, points out some features that may affect the qualified status of your employee retirement plan, and provides information on the reporting requirements for your plan. It also describes some events that automatically nullify it. It is very important that you read the publication.

     This letter relates only to the status of your plan under the Internal Revenue Code. It is not a determination regarding the effect of other federal or local statutes.

     This determination is subject to your adoption of the proposed amendment submitted in your letter dated 2-15-95. The proposed amendments should be adopted on or before the date prescribed by the regulations under Code section 401(b).

     This determination letter is applicable for the amendment(s) adopted on 11-28-94.

     This determination letter is applicable for the plan adopted on 9-1-92.

     This plan satisfies the minimum coverage and nondiscrimination require-ments of sections 410(b) and 401(a)(4) of the Code because the plan benefits only collectively bargained employees or employees treated as collectively bargained employees.

     We have sent a copy of this letter to your representative as indicated in the power of attorney.


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                                    -2-

TYCO INTERNATIONAL LTD



    If you have questions concerning this matter, please contact the person whose name and telephone number are shown above.

                                             Sincerely yours,



                                              /s/ HERBERT J. HUFF
                                             Herbert J. Huff
                                             District Director


Enclosures:
Publication 794
Reporting & Disclosure Guide
  for Employee Benefit Plans